                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






       DATE OF REPORT (Date of earliest event reported): February 5, 1999


                                    VIB Corp
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
             ------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                    333-43021                     33-0780371
             ------------------------     -------------------------
             (Commission File Number)     (IRS Employer I.D. Number)


                  1498 Main Street, El Centro, California 92243
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (760) 337-3200
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.           Other Events

         On February 5, 1999, the Registrant raised approximately $22.2 million in net proceeds from an offering of up to 23,000 capital securities in a private placement. The proceeds will be issued to increase Valley Independent Bank's capital by at least $8.5 million with the balance to be used for general corporate purposes. On December 10, 1998, the Registrant formed a wholly-owned business trust subsidiary, Valley Capital Trust (the "Trust"), pursuant to the laws of the state of Delaware. The Registrant formed the Trust for the specific purpose of: (1) investing in the Registrant's 9.00 percent Junior Subordinated Debentures (the "Debentures"), due February 5, 2029; (2) selling 9.00 percent Cumulative Capital Securities (the "Capital Securities"), representing a 97 percent beneficial interest in the Debentures owned by the Trust; and (3) issuing Common Securities (the "Common Securities") to the Registrant, representing a 3 percent beneficial interest in the Debentures owned by the Trust.

         On January 29, 1999, the Registrant entered into a Purchase Terms Agreement (the "Agreement") with First Tennessee Capital Markets, a subsidiary of First Tennessee Bank, N.A. (the "Placement Agent"). Pursuant to the Agreement, the Placement Agent solicited subscriptions for the purchase of up to $23 million of the Capital Securities from accredited investors within the meaning of Rule 501 of Regulation D of the Securities Act.

         On February 5, 1999, the Registrant issued $23.093 million in Debentures to the Trust. Concurrently, the Trust issued $22.4 million of the Capital Securities to the accredited investors and $693,000 of Common Securities to the Registrant. The Debentures were purchased by the Trust concurrently with the Trust's issuance of the Capital Securities and Common Securities. The proceeds to the Registrant, net of the Placement Agent's fees and other offering expenses, was approximately $22.2 million, of which approximately $17.4 million will be treated as Tier 1 capital for regulatory purposes.

         The interest on the Debentures will be deductible and paid by the Registrant and represents the sole source of the Trust's revenues available for distributions to the holders of the Capital Securities. The undertakings of the Registrant with regard to the issuance constitute the Registrant's full and unconditional guarantee of the Trust's obligations pursuant to the Amended and Restated Trust Agreement filed herewith as Exhibit 4.4, the Guarantee Agreement filed herewith as Exhibit 4.7, and the Agreement as to Expenses and Liabilities filed herewith as Exhibit 4.8.

         The Registrant has the right, assuming that no default has occurred regarding the Debentures, to defer interest payments on the Debentures, at any time and for a period of up to twenty consecutive calendar quarters.

         The Capital Securities will mature concurrently with the Debentures on February 5, 2029; but, can be called after February 5, 2009 or earlier upon the occurrence of a "Special Event," as is defined in Exhibits 4.1, 4.4, and 4.7 attached herewith.

Item 7.           Financial Statements and Exhibits

         (a)      Financial Statements

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.



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         (c)      List of Exhibits

                  Number            Description
                  ------            -----------
                  1.1               Purchase Terms Agreement dated as of January
                                    29, 1999, by and between the Registrant and
                                    First Tennessee Capital Markets

                  4.1               Junior Subordinated Indenture dated as of
                                    February 5, 1999 by and between the
                                    Registrant and Wilmington Trust Company, as trustee

                  4.2               Form of Junior Subordinated Debenture included in Article Two of
                                    Exhibit 4.1

                  4.3               Trust Agreement of Valley Capital Trust dated as of December 10,
                                    1998 (included as Exhibit A to Exhibit 4.4)

                  4.4               Amended and Restated Trust Agreement of Valley Capital Trust
                                    dated as of February 5, 1999 among the Registrant, Wilmington
                                    Trust Company, as Property Trustee, and Richard D. Foss, Harry
                                    G. Gooding, III, and Dennis L. Kern, as Administrative Trustees

                  4.5               Form of Common Security Certificate of Valley Capital Trust
                                    (included as Exhibit B to Exhibit 4.4)

                  4.6               Form of Capital Security Certificate of Valley Capital Trust
                                    (included as Exhibit C to Exhibit 4.4)

                  4.7               Guarantee Agreement dated February 5, 1999 between the
                                    Registrant, as Guarantor, and Wilmington Trust Company, as
                                    Guarantee Trustee

                  4.8               Agreement as to Expenses and Liabilities dated February 5, 1999 between the Registrant and Valley Capital Trust



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VIB CORP



Date:     February 16, 1999                /s/ Harry G. Gooding, III
                                           -------------------------------------
                                           Harry G. Gooding, III
                                           Executive Vice President
                                           and Chief Financial Officer



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                                LIST OF EXHIBITS


Number    Description                                                                         Page
------    -----------                                                                         ----
1.1       Purchase Terms Agreement dated as of January 29, 1999, by and between the Registrant and First Tennessee Capital Markets...........................

4.1       Junior Subordinated Indenture dated as of February 5, 1999 by and between the Registrant and Wilmington Trust Company, as trustee......................

4.2       Form of Junior Subordinated Debenture included in Article Two of
          Exhibit 4.1..........................................................................N/A

4.3       Trust Agreement of Valley Capital Trust dated as of December 10,
          1998 (included as Exhibit A to Exhibit 4.4)..........................................N/A

4.4       Amended and Restated Trust Agreement of Valley Capital Trust
          dated as of February 5, 1999 among the Registrant, Wilmington
          Trust Company, as Property Trustee, and Richard D. Foss, Harry
          G. Gooding, III, and Dennis L. Kern, as Administrative Trustees......................

4.5       Form of Common Security Certificate of Valley Capital Trust
          (included as Exhibit B to Exhibit 4.4)...............................................N/A

4.6       Form of Capital Security Certificate of Valley Capital Trust
          (included as Exhibit C to Exhibit 4.4)...............................................N/A

4.7       Guarantee Agreement dated February 5, 1999 between the
          Registrant, as Guarantor, and Wilmington Trust Company, as
          Guarantee Trustee....................................................................

4.8       Agreement as to Expenses and Liabilities dated February 5, 1999 between the Registrant and Valley Capital Trust......................................



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